Exhibit 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of ITIS Holdings Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 19, 2003                    ITIS Holdings Inc.


                                               /s/ Hunter M.A. Carr
                                             -------------------------
                                             Hunter M.A. Carr
                                             Chief Executive Officer

                                               /s/ Joanna Hoover
                                             -------------------------
                                             Joanna Hoover
                                             Chief Financial Officer